Exhibit 99.1
Trulieve Reports Second Quarter 2024 Results
Exceeding Quarterly Guidance
•Second quarter performance of $303 million in revenue, up 2% sequentially and 8% year over year, and 60% gross margin
•Launched Adult Use Sales in Ohio today at three locations
•Major milestones include opening of 200th retail location and 8-year anniversary of first sale

Tallahassee, FL – August 6, 2024 – Trulieve Cannabis Corp. (CSE: TRUL) (OTCQX: TCNNF) (“Trulieve” or “the Company”), a leading and top-performing cannabis company in the U.S., today announced its results for the quarter ended June 30, 2024. Results are reported in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles unless otherwise indicated. Numbers may not sum perfectly due to rounding.
Q2 2024 Financial and Operational Highlights*
•Revenue of $303 million increased 2% sequentially and 8% year over year, with 95% of revenue from retail sales. Strong second quarter sales were driven by higher retail traffic and increased wholesale revenue.
•Achieved gross margin of 60%, with GAAP gross profit of $182 million.
•Reported net loss of $12 million, an improvement of 48% sequentially. Adjusted net income of $0.2 million* excludes non-recurring charges, asset impairments, disposals and discontinued operations.
•Achieved EBITDA of $88 million*, or 29% of revenue and adjusted EBITDA of $107 million*, or 35% of revenue, up 1% sequentially and 36% year over year.
•Generated cash flow from operations of $71 million and free cash flow of $45 million*.
•Cash at quarter end was $356 million, inclusive of an additional $2.0 million in tax refunds received during the second quarter, from amended returns, related to our tax challenge of 280E.
•Opened three new dispensaries in Brooksville, North Palm Beach, and Stuart, Florida.
•Acquired two dispensaries in Beavercreek and Columbus, Ohio.
•Ended the quarter with 32% of retail locations outside of the state of Florida.
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
Recent Developments
•Launched adult use sales today in Ohio at three locations: Beavercreek, Columbus, and Westerville.
•Rolled out #YesOn3 product line to support Smart and Safe Florida adult use campaign.
•Opened six new retail locations in Gulf Breeze, Homosassa, Madison, Ocala, and Panama City, Florida, and Wilkes-Barre, Pennsylvania.
•Currently operate 206 retail dispensaries and over four million square feet of cultivation and processing capacity in the United States.

Management Commentary
“Today marks another milestone, as Trulieve completed our first recreational sale in the state of Ohio with the successful conversion of our three locations to adult use. Second quarter results demonstrated strength in our core business with our third consecutive quarter of revenue growth and margin expansion,” said Kim Rivers, Trulieve CEO. “All of the effort and investment over the past two years to set a solid foundation for long term success is paying dividends. Given our financial performance and significant scale in key markets, Trulieve is best positioned for the coming wave of growth catalysts.”

Financial Highlights*

Results of Operations	For the Three Months Ended					For the Six Months Ended
(Figures in millions except per share data and % change based on these figures)	June 30, 2024	June 30, 2023	change	March 31, 2024	change	June 30, 2024	June 30, 2023	change
Revenue	$303	$282	8%	$298	2%	$601	$567	6%
Gross Profit	$182	$142	28%	$174	5%	$356	$292	22%
Gross Margin %	60%	50%		58%		59%	51%
Operating Expenses	$132	$433	(70%)	$128	3%	$260	$566	(54)%
Operating Expenses %	43%	154%		43%		43%	100%
Net loss**	$(12)	$(404)	97%	$(23)	48%	$(35)	$(468)	(92)%
Net loss continuing operations	$(11)	$(342)	97%	$(23)	54%	$(34)	$(376)	(91)%
Adjusted net income (loss)	$0	$(15)	101%	$(10)	102%	$(10)	$(32)	(69)%
Basic and diluted shares outstanding	190	189		189		190	189
EPS continuing operations	$(0.04)	$(1.80)	98%	$(0.16)	72%	$(0.21)	$(1.97)	(90%)
Adjusted EPS	$0.00	$(0.08)	101%	$(0.05)	102%	$(0.05)	$(0.17)	(69%)
Adjusted EBITDA	$107	$79	36%	$106	1%	$213	$157	36%
Adjusted EBITDA Margin %	35%	28%		36%		35%	28%
*See “Non-GAAP Financial Measures” below for additional information and a reconciliation to GAAP for all Non-GAAP metrics.
**Net loss includes discontinued operations and non-controlling interest.
Conference Call
The Company will host a conference call and live audio webcast on August 6, 2024, at 8:30 A.M. Eastern time, to discuss its second quarter 2024 financial results. Interested parties can join the conference call by dialing in as directed below. Please dial in 15 minutes prior to the call.

North American toll free: 1-844-824-3830	Passcode: 1732811

International: 1-412-542-4136	Passcode: 1732811
A live audio webcast of the conference call will be available at:
Trulieve Cannabis Corp Q2 2024 Earnings
A powerpoint presentation and archived replay of the webcast will be available at:
https://investors.trulieve.com/events

The Company’s Form 10-Q for the quarter ended June 30, 2024, will be available on the SEC’s website or at https://investors.trulieve.com/quarterly-results. The Company’s Management Discussion and Analysis for the period and the accompanying financial statements and notes will be available under the Company’s profile on https://www.sedarplus.ca/landingpage/ and on its website at https://investors.trulieve.com/quarterly-results. This news release is not in any way a substitute for reading those financial statements, including the notes to the financial statements.

Trulieve Cannabis Corp.
Condensed Consolidated Balance Sheets (Unaudited)
(in millions, except for share data)

	June 30, 2024	December 31, 2023
ASSETS
Current Assets:
Cash and cash equivalents	$355.2	$201.4
Restricted cash	0.9	6.6
Accounts receivable, net	7.5	6.7
Inventories	207.6	213.1
Income tax receivable	6.3	—
Prepaid expenses	23.6	17.6
Other current assets	26.7	23.7
Notes receivable - current portion, net	2.2	6.2
Assets associated with discontinued operations	1.0	2.0
Total current assets	631.1	477.3
Property and equipment, net	678.1	676.4
Right of use assets - operating, net	104.3	95.9
Right of use assets - finance, net	56.8	58.5
Intangible assets, net	887.3	917.2
Goodwill	483.9	483.9
Notes receivable, net	6.0	7.4
Other assets	15.4	10.4
Long-term assets associated with discontinued operations	2.0	2.0
TOTAL ASSETS	$2,864.9	$2,729.1
LIABILITIES
Current Liabilities:
Accounts payable and accrued liabilities	$87.2	$83.2
Deferred revenue	4.3	1.3
Notes payable - current portion	3.9	3.8
Operating lease liabilities - current portion	10.8	10.1
Finance lease liabilities - current portion	8.1	7.6
Construction finance liabilities - current portion	1.7	1.5
Contingencies	4.6	4.4
Liabilities associated with discontinued operations	3.2	3.0
Total current liabilities	123.8	114.8
Long-Term Liabilities:
Private placement notes, net	364.0	363.2
Notes payable, net	113.5	115.9
Operating lease liabilities	101.0	92.2
Finance lease liabilities	61.0	61.7
Construction finance liabilities	136.1	136.7
Deferred tax liabilities	211.1	207.0
Uncertain tax position liabilities	333.1	180.4
Other long-term liabilities	4.7	7.1
Long-term liabilities associated with discontinued operations	40.2	41.6
TOTAL LIABILITIES	$1,488.5	$1,320.4

	June 30, 2024	December 31, 2023
MEZZANINE EQUITY
Redeemable non-controlling interest	$5.3	$—
SHAREHOLDERS’ EQUITY
Common stock, no par value; unlimited shares authorized. 187,324,658 and 186,235,818 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively.	$—	$—
Additional paid-in-capital	2,056.1	2,055.1
Accumulated deficit	(675.7)	(640.6)
Non-controlling interest	(9.3)	(5.9)
TOTAL SHAREHOLDERS’ EQUITY	1,371.1	1,408.6
TOTAL LIABILITIES, MEZZANINE EQUITY, AND SHAREHOLDERS' EQUITY	$2,864.9	$2,729.1

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Operations (Unaudited)
(in millions, except for share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenue	$303.4	$281.8	$601.1	$567.0
Cost of goods sold	121.8	140.2	245.6	275.2
Gross profit	181.6	141.6	355.5	291.8
Expenses:
Sales and marketing	63.2	61.1	124.3	121.8
General and administrative	39.4	34.9	79.6	74.2
Depreciation and amortization	28.1	26.1	55.8	55.7
Impairment and disposal of long-lived assets, net of (recoveries)	1.2	3.3	(0.1)	6.7
Impairment of goodwill	—	307.6	—	307.6
Total expenses	131.9	432.9	259.6	566.0
Income (loss) from operations	49.8	(291.3)	95.9	(274.1)
Other income (expense):
Interest expense, net	(15.4)	(18.9)	(30.1)	(40.1)
Interest income	4.0	1.3	7.3	2.4
Other (expense) income, net	(1.8)	0.6	(4.6)	4.7
Total other expense, net	(13.2)	(17.0)	(27.4)	(32.9)
Income (loss) before provision for income taxes	36.5	(308.2)	68.5	(307.1)
Provision for income taxes	47.2	33.8	102.6	69.3
Net loss from continuing operations	(10.7)	(342.1)	(34.2)	(376.4)
Net loss from discontinued operations, net of tax benefit of zero, $(1.1), zero, and $(0.6), respectively	(1.6)	(64.8)	(3.0)	(96.1)
Net loss	(12.3)	(406.9)	(37.2)	(472.5)
Less: net income (loss) attributable to non-controlling interest from continuing operations	0.0	(2.4)	(1.4)	(3.3)
Less: net loss attributable to redeemable non-controlling interest from continuing operations	(0.3)	—	(0.7)	—
Less: net loss attributable to non-controlling interest from discontinued operations	—	(0.7)	—	(1.2)
Net loss attributable to common shareholders	$(12.0)	$(403.8)	$(35.1)	$(468.0)

Earnings Per Share (see numerator reconciliation below)
Net loss per share - Continuing operations:
Basic and diluted	$(0.04)	$(1.80)	$(0.21)	$(1.97)
Net loss per share - Discontinued operations:
Basic and diluted	$(0.01)	$(0.34)	$(0.02)	$(0.50)
Weighted average number of common shares used in computing net loss per share:
Basic and diluted	190.3	189.1	189.9	189.0

EPS Numerator Reconciliation
Net loss attributable to common shareholders (from above)	$(12.0)	$(403.8)	$(35.1)	$(468.0)
Net loss from discontinued operations, net of tax, attributable to common shareholders	1.6	64.1	3.0	94.9
Adjustment of redeemable non-controlling interest to maximum redemption value	1.9	—	(6.9)	—
Net loss from continuing operations available to common shareholders	$(8.5)	$(339.7)	$(39.1)	$(373.0)

Trulieve Cannabis Corp.
Condensed Consolidated Statements of Cash Flows (Unaudited)
(in millions)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Cash flows from operating activities
Net loss	$(12.3)	$(406.9)	$(37.2)	$(472.5)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	28.1	26.2	55.8	56.6
Depreciation included in cost of goods sold	13.3	17.4	26.8	30.9
Impairment and disposal of long-lived assets, net of recoveries	1.2	(24.3)	(0.1)	6.7
Impairment of goodwill	—	307.6	—	307.6
Amortization of operating lease right of use assets	2.8	2.6	5.4	5.3
Share-based compensation	5.0	0.5	10.1	2.9
Allowance for credit losses	1.5	0.5	4.4	0.4
Deferred income tax expense (benefit)	(6.5)	(4.3)	3.5	(12.2)
Loss from disposal of discontinued operations	—	69.3	—	69.3
Other non-cash changes	0.6	1.8	1.2	3.3
Changes in operating assets and liabilities:
Inventories	1.5	40.1	5.0	40.3
Accounts receivable	(0.7)	(2.2)	0.7	(0.7)
Prepaid expenses and other current assets	(6.8)	6.7	(5.8)	5.0
Other assets	(2.6)	(0.2)	(5.0)	1.7
Accounts payable and accrued liabilities	(1.3)	(13.5)	(0.2)	(4.3)
Income tax receivable / payable	(7.5)	(36.3)	(4.8)	(49.7)
Other liabilities	0.2	(6.1)	0.2	(15.3)
Operating lease liabilities	(2.1)	(2.4)	(4.3)	(4.9)
Deferred revenue	2.2	0.7	3.0	(3.8)
Uncertain tax position liabilities	55.1	1.4	152.8	11.2
Other long-term liabilities	(0.3)	(2.0)	(2.4)	(0.8)
Proceeds received from insurance for operating expenses	—	—	1.5	—
Net cash provided by (used in) operating activities	71.3	(23.5)	210.5	(23.1)
Cash flows from investing activities
Purchases of property and equipment	(26.5)	(11.0)	(42.1)	(24.7)
Capitalized interest	0.3	(0.2)	0.3	(0.8)
Purchases of internal use software	(6.5)	(2.3)	(11.5)	(4.4)
Proceeds received from insurance recoveries on property and equipment	—	—	0.5	—
Cash paid for licenses	(0.5)	(0.5)	(0.5)	(4.0)
Payments received from notes receivable	0.3	0.2	0.6	0.4
Proceeds from disposal activities	—	7.3	0.7	8.2
Net cash used in investing activities	(33.0)	(6.5)	(51.9)	(25.3)
Cash flows from financing activities
Proceeds from non-controlling interest holders' subscription	—	—	3.0	—
Proceeds from equity exercises	0.0	—	0.2	—
Payments on notes payable	(1.5)	(1.4)	(2.4)	(4.8)
Payments on finance lease obligations	(1.7)	(1.9)	(3.6)	(3.9)
Payments on construction finance liabilities	(0.8)	(0.3)	(1.6)	(0.6)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Payments for taxes related to net share settlement of equity awards	(0.1)	—	(0.1)	—
Payments and costs related to consolidated VIE settlement transaction	(5.1)	—	(5.1)	—
Distributions to subsidiary non-controlling interest	—	—	(1.1)	(0.1)
Net cash used in financing activities	(9.2)	(3.5)	(10.7)	(9.3)
Net increase (decrease) in cash, and cash equivalents	29.2	(33.5)	147.8	(57.7)
Cash, cash equivalents, and restricted cash, beginning of period	326.9	192.8	208.0	213.8
Cash and cash equivalents of discontinued operations, beginning of period	—	2.5	0.3	5.7
Less: cash and cash equivalents of discontinued operations, end of period	—	(1.8)	—	(1.8)
Cash, cash equivalents, and restricted cash, end of period	$356.1	$159.9	$356.1	$159.9

The consolidated statements of cash flows include continuing operations and discontinued operations for the periods presented.

Non-GAAP Financial Measures (Unaudited)
In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin %, adjusted net income (loss), adjusted net income (loss) per diluted share and free cash flow. The Company calculates EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue, adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted EPS as adjusted net income (loss) divided by basic and diluted shares outstanding; and free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not, and should not be considered as, measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Reconciliation of Non-GAAP EBITDA and Adjusted EBITDA (Unaudited)
The following table presents a reconciliation of GAAP net loss to non-GAAP EBITDA and Adjusted EBITDA for each of the periods presented:

(Amounts expressed in millions of United States dollars)	Three Months Ended			For the Six Months Ended
	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Net loss attributable to common shareholders	$(12.0)	$(403.8)	$(23.1)	$(35.1)	$(468.0)
Add (deduct) impact of:
Interest expense, net	$15.4	$18.9	$14.7	$30.1	$40.1
Interest income	$(4.0)	$(1.3)	$(3.3)	$(7.3)	$(2.4)
Provision for income taxes	$47.2	$33.8	$55.4	$102.6	$69.3
Depreciation and amortization	$28.1	$26.1	$27.8	$55.8	$55.7
Depreciation included in cost of goods sold	$13.3	$16.0	$13.5	$26.8	$28.0
EBITDA (Non-GAAP)	$88.0	$(310.4)	$85.0	$173.0	$(277.3)
EBITDA Margin (Non-GAAP)	29%	(110)%	29%	29%	(49)%

Impairment of goodwill	$—	$307.6	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$1.2	$3.3	$(1.4)	$(0.1)	$6.7
Legislative campaign contributions	$5.0	$8.6	$9.2	$14.2	$19.1
Acquisition, transaction, and other non-recurring costs	$4.3	$5.7	$3.7	$8.0	$7.6
Share-based compensation	$5.0	$0.5	$5.2	$10.1	$2.9
Other income (expense), net	$1.8	$(0.6)	$2.7	$4.6	$(4.7)
Discontinued operations, net of tax, attributable to common shareholders	$1.6	$64.1	$1.4	$3.0	$94.9
Adjusted EBITDA (Non-GAAP)	$107.0	$78.7	$105.8	$212.8	$156.8
Adjusted EBITDA Margin (Non-GAAP)	35%	28%	36%	38%	53%

Reconciliation of Non-GAAP Adjusted Net Income (Loss) (Unaudited)
The following table presents a reconciliation of GAAP net loss to non-GAAP adjusted net income (loss), for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Net loss attributable to common shareholders	$(12.0)	$(403.8)	$(23.1)	$(35.1)	$(468.0)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$1.6	$64.1	$1.4	$3.0	$94.9
Adjustment of redeemable non-controlling interest to maximum redemption value	$1.9	$—	$(8.8)	$(6.9)	$—
Net loss from continuing operations available to common shareholders	$(8.5)	$(339.7)	$(30.6)	$(39.1)	$(373.0)
Add (deduct) impact of:
Adjustment of redeemable non-controlling interest to maximum redemption value	$(1.9)	$—	$8.8	$6.9	$—
Impairment of goodwill	$—	$307.6	$—	$—	$307.6
Impairment and disposal of long-lived assets, net of (recoveries)	$1.2	$3.3	$(1.4)	$(0.1)	$6.7
Legislative campaign contributions	$5.0	$8.6	$9.2	$14.2	$19.1
Acquisition, transaction, and other non-recurring costs	$4.3	$5.7	$3.7	$8.0	$7.6
Adjusted net income (loss) (Non-GAAP)	$0.2	$(14.6)	$(10.2)	$(10.0)	$(32.1)

Reconciliation of Non-GAAP Adjusted Net Income (Loss) Per Diluted Share (Unaudited)
The following table presents a reconciliation of GAAP net loss attributable to common shareholders per share to non-GAAP adjusted net income (loss) per diluted share, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed are per share except for shares which are in millions)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Net loss attributable to common shareholders	$(0.06)	$(2.14)	$(0.12)	$(0.18)	$(2.48)
Net loss from discontinued operations, net of tax, attributable to common shareholders	$0.01	$0.34	$0.01	$0.02	$0.50
Adjustment of redeemable non-controlling interest to maximum redemption value	$0.01	$—	$(0.05)	$(0.04)	$—
Net loss from continuing operations available to common shareholders	$(0.04)	$(1.80)	$(0.16)	$(0.21)	$(1.97)
Add (deduct) impact of:
Adjustment of redeemable non-controlling interest to maximum redemption value	$(0.01)	$—	$0.05	$0.04	$—
Impairment of goodwill	$—	$1.63	$—	$—	$1.63
Impairment and disposal of long-lived assets, net of (recoveries)	$0.01	$0.02	$(0.01)	$0.00	$0.04
Legislative campaign contributions	$0.03	$0.05	$0.05	$0.07	$0.10
Acquisition, transaction, and other non-recurring costs	$0.02	$0.03	$0.02	$0.04	$0.04
Adjusted net income (loss) (Non-GAAP)	$0.00	$(0.08)	$(0.05)	$(0.05)	$(0.17)
Basic and diluted shares outstanding	190.3	189.1	189.5	189.9	189.0

Reconciliation of Non-GAAP Free Cash Flow (Unaudited)
The following table presents a reconciliation of GAAP cash flow from operating activities to non-GAAP free cash flow, for each of the periods presented:

	For the Three Months Ended			For the Six Months Ended
(Amounts expressed in millions of United States dollars)	June 30, 2024	June 30, 2023	March 31, 2024	June 30, 2024	June 30, 2023
Cash flow from operating activities	$71.3	$(23.5)	$139.2	$210.5	$(23.1)
Payments for property and equipment	$(26.5)	$(11.0)	$(15.6)	$(42.1)	$(24.7)
Free cash flow	$44.8	$(34.5)	$123.6	$168.4	$(47.8)

Forward-Looking Statements
This news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s guidance for 2024, growth opportunities and and the Company’s positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 and in our periodic reports subsequently filed with the United Sates Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

About Trulieve

Trulieve is an industry leading, vertically integrated cannabis company and multi-state operator in the U.S., with leading market positions in Arizona, Florida, and Pennsylvania. Trulieve is poised for accelerated growth and expansion, building scale in retail and distribution in new and existing markets through its hub strategy. By providing innovative, high-quality products across its brand portfolio, Trulieve delivers optimal customer experiences and increases access to cannabis, helping patients and customers to live without limits. Trulieve is listed on the CSE under the symbol TRUL and trades on the OTCQX market under the symbol TCNNF. For more information, please visit Trulieve.com.

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Investor Contact
Christine Hersey, Vice President of Investor Relations
+1 (424) 202-0210
Christine.Hersey@Trulieve.com
Media Contact
Phil Buck, APR, Corporate Communications Manager
+1 (406) 370-6226
Philip.Buck@Trulieve.com